EXHIBIT 99


WESTFIELD AMERICA TRUST, SIMON PROPERTY GROUP AND THE ROUSE COMPANY AGREE TO ACQUIRE RODAMCO ASSETS FOR $5.3 BILLION

     NEW YORK, JAN. 13 /PRNEWSWIRE-FIRSTCALL/ -- OFFICIALS AT WESTFIELD AMERICA TRUST (ASX: WFA), SIMON PROPERTY GROUP, INC. (NYSE: SPG) AND THE ROUSE COMPANY (NYSE: RSE) ANNOUNCED TODAY THAT THEY HAVE SIGNED A DEFINITIVE AGREEMENT TO JOINTLY PURCHASE THE ASSETS OF RODAMCO NORTH AMERICA N.V. (EURONEXT: RNAA) FOR $5.3 BILLION. THE TRANSACTION HAS BEEN APPROVED BY EACH OF THE COMPANIES' BOARD OF DIRECTORS AND IS SUBJECT TO CUSTOMARY CLOSING CONDITIONS. THE TRANSACTION IS EXPECTED TO BE COMPLETED IN APPROXIMATELY 90 DAYS. BASED UPON THE PURCHASE PRICE AND THE NET OPERATING INCOME CURRENTLY IN PLACE, THE COMBINED INITIAL YEAR UNLEVERED RETURN FOR WESTFIELD, SIMON AND ROUSE FROM THIS TRANSACTION IS EXPECTED TO BE APPROXIMATELY 8.5%.

     RNA IS A PUBLICLY TRADED, NETHERLANDS-BASED PROPERTY COMPANY. ITS PORTFOLIO CONSISTS PRIMARILY OF HIGH-QUALITY, HIGHLY-PRODUCTIVE REGIONAL MALLS IN THE UNITED STATES, AS WELL AS OWNERSHIP INTERESTS IN OTHER REAL ESTATE ASSETS. THE RNA MALL ASSETS GENERATE INDUSTRY-LEADING SALES OF OVER $450 PER SQUARE FOOT AND ARE 93% OCCUPIED. THE PORTFOLIO CONTAINS SOME OF THE COUNTRY'S MOST PRODUCTIVE AND DOMINANT ASSETS INCLUDING CENTURY CITY SHOPPING CENTER IN LOS ANGELES; COPLEY PLACE IN BOSTON; THE GALLERIA IN HOUSTON; GARDEN STATE PLAZA IN SUBURBAN NEW JERSEY; OAKBROOK CENTER IN CHICAGO; AND PERIMETER MALL IN ATLANTA. A DETAILED LISTING OF ASSETS BEING ACQUIRED BY EACH COMPANY IS PROVIDED AS ATTACHMENT A TO THIS RELEASE.

     SIMON AND ROUSE EACH OWN FOUR OF THE PORTFOLIO ASSETS IN JOINT VENTURES WITH RNA AND WESTFIELD OWNS ONE OF THE ASSETS IN AN RNA JOINT VENTURE. EACH OF THE COMPANIES WILL ACQUIRE THE REMAINING OWNERSHIP INTERESTS IN ITS EXISTING JOINT VENTURE ASSETS. THE BALANCE OF THE REGIONAL MALL PORTFOLIO HAS BEEN ALLOCATED BASED UPON MARKET PRESENCE AND OTHER STRATEGIC CONSIDERATIONS OF THE THREE COMPANIES.

     THE THREE COMPANIES WILL JOINTLY OWN THE REMAINING ASSETS, WHICH INCLUDE A THIRD PARTY PROPERTY MANAGEMENT COMPANY, A NEW YORK OFFICE BUILDING AND INVESTMENTS IN THREE REAL ESTATE OPERATING COMPANIES. THE BUYERS INTEND TO OPERATE AND TO GROW THE THIRD PARTY MANAGEMENT BUSINESS, URBAN RETAIL PROPERTIES CO., CAPITALIZING UPON ITS CURRENT LEADING MARKET POSITION AND THE UNIQUE SKILLS AND TALENTS OF URBAN'S EXISTING EMPLOYEES.

     WESTFIELD'S SHARE OF THE GROSS VALUE OF THE TRANSACTION IS APPROXIMATELY $2.3 BILLION INCLUDING $936 MILLION OF EXISTING RNA PROPERTY DEBT AND PERPETUAL PREFERRED STOCK. THE BALANCE WILL BE PAYABLE IN CASH AT CLOSING. PETER LOWY, CHIEF EXECUTIVE OFFICER OF WESTFIELD AMERICA STATED, "WE ARE DELIGHTED TO WORK IN PARTNERSHIP WITH SIMON AND ROUSE, TWO OF AMERICA'S LEADING REITS, IN A WAY THAT CREATES VALUE FOR ALL PARTIES. FOR WESTFIELD, THE ADDITION OF THE RNA CENTERS COMPLEMENTS THE RECENT ACQUISITION OF NINE NEW CENTERS FROM THE JACOBS GROUP AND FURTHER ENHANCES THE GEOGRAPHIC SPREAD OF ASSETS ACROSS THE U.S."

     SIMON'S SHARE OF THE GROSS VALUE OF THE TRANSACTION IS APPROXIMATELY $1.55 BILLION, INCLUDING $570 MILLION OF EXISTING RNA PROPERTY DEBT AND PERPETUAL PREFERRED STOCK. THE BALANCE WILL BE PAYABLE IN CASH AT CLOSING AND, INITIALLY, WILL BE FUNDED BY THE COMPANY'S EXISTING CREDIT FACILITY AND AN ACQUISITION FACILITY. DAVID SIMON, CHIEF EXECUTIVE OFFICER OF SIMON PROPERTY GROUP, STATED, "WE ARE PLEASED TO BE A PART OF THIS TRANSACTION, ADDING NINE NEW REGIONAL MALLS TO THE SIMON PORTFOLIO, AS WELL AS ASSUMING 100% OWNERSHIP OF OUR FOUR EXISTING RNA VENTURES. WE HAVE INCREASED OUR DOMINANCE IN BOSTON AND CONTINUE TO ENHANCE THE QUALITY OF OUR PORTFOLIO THROUGH THE ADDITION OF SUCH PROMINENT ASSETS AS THE GALLERIA IN HOUSTON AND SOUTHPARK MALL IN CHARLOTTE. WE ARE ALSO PLEASED TO PARTNER WITH ROUSE AND WESTFIELD IN THIS TRANSACTION WHICH IS EXPECTED TO BE IMMEDIATELY ACCRETIVE TO EARNINGS AND INCREASE VALUE TO OUR SHAREHOLDERS."

     THE ROUSE COMPANY'S SHARE OF THE GROSS VALUE OF THIS TRANSACTION IS APPROXIMATELY $1.45 BILLION, INCLUDING $675 MILLION OF EXISTING RNA PROPERTY DEBT AND PERPETUAL PREFERRED STOCK. THE BALANCE WILL BE PAYABLE IN CASH AT CLOSING. THE COMPANY HAS ARRANGED A BRIDGE LOAN PROVIDING $870 MILLION OF AVAILABILITY FOR AN EIGHTEEN (18) MONTH TERM. ANTHONY W. DEERING, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE ROUSE COMPANY, STATED, "WE ARE PLEASED TO HAVE THE OPPORTUNITY TO JOIN WITH SIMON PROPERTY GROUP AND WESTFIELD AMERICA TRUST IN THIS TRANSACTION. OUR CORPORATE STRATEGY HAS BEEN TO FOCUS ON DOMINANT RETAIL CENTERS IN MAJOR MARKETS AND THESE EIGHT PROPERTIES CERTAINLY FIT THAT PROFILE. WE ARE INTIMATELY FAMILIAR WITH FOUR OF THESE PROPERTIES (NORTH STAR MALL, PERIMETER MALL, WILLOWBROOK AND COLLIN CREEK), HAVING OWNED AND MANAGED THEM FOR MANY YEARS, AND THE OTHER FOUR CENTERS PROVIDE THE COMPANY A HIGH QUALITY PRESENCE IN THREE NEW MARKETS, CHICAGO, DETROIT AND DURHAM."

     MERRILL LYNCH & CO. ACTED AS A FINANCIAL ADVISOR TO WESTFIELD AND ASSISTED IN THE TRANSACTION. BANC OF AMERICA SECURITIES ACTED AS FINANCIAL ADVISOR TO THE ROUSE COMPANY.

     WESTFIELD AMERICA TRUST (ASX: WFA) IS ONE OF THE LARGEST PROPERTY TRUSTS LISTED ON THE AUSTRALIAN STOCK EXCHANGE. WFA OWNS THE WESTFIELD AMERICA PORTFOLIO OF 39 MAJOR U.S. SHOPPING CENTERS, BRANDED AS WESTFIELD SHOPPINGTOWNS. WESTFIELD SHOPPINGTOWNS ARE HOME TO MORE THAN 5,000 SPECIALTY STORES, SERVE 10 PERCENT OF THE U.S. POPULATION AND COMPRISE 37.8 MILLION SQUARE FEET OF LEASABLE SPACE IN CALIFORNIA, COLORADO, CONNECTICUT, MARYLAND, MISSOURI, NEW JERSEY, NEW YORK, NORTH CAROLINA AND WASHINGTON.

     SIMON PROPERTY GROUP, INC. (NYSE: SPG), HEADQUARTERED IN INDIANAPOLIS, INDIANA, IS A SELF-ADMINISTERED AND SELF-MANAGED REAL ESTATE INVESTMENT TRUST WHICH, THROUGH ITS SUBSIDIARY PARTNERSHIPS, IS ENGAGED IN THE OWNERSHIP, DEVELOPMENT, MANAGEMENT, LEASING, ACQUISITION AND EXPANSION OF INCOME-PRODUCING PROPERTIES, PRIMARILY REGIONAL MALLS AND COMMUNITY SHOPPING CENTERS. IT CURRENTLY OWNS OR HAS AN INTEREST IN 252 PROPERTIES CONTAINING AN AGGREGATE OF 187 MILLION SQUARE FEET OF GROSS LEASABLE AREA IN 36 STATES AND SEVEN ASSETS IN EUROPE AND CANADA. TOGETHER WITH ITS AFFILIATED MANAGEMENT COMPANY, SIMON OWNS OR MANAGES APPROXIMATELY 191 MILLION SQUARE FEET OF GROSS LEASABLE AREA IN RETAIL AND MIXED-USE PROPERTIES. SHARES OF SIMON PROPERTY GROUP, INC. ARE PAIRED WITH BENEFICIAL INTERESTS IN SHARES OF STOCK OF SPG REALTY CONSULTANTS, INC. ADDITIONAL SIMON PROPERTY GROUP INFORMATION IS AVAILABLE AT WWW.SHOPSIMON.COM.

     HEADQUARTERED IN COLUMBIA, MD., THE ROUSE COMPANY WAS FOUNDED IN 1939 AND BECAME A PUBLIC COMPANY IN 1956 (NYSE: RSE). A PREMIER REAL ESTATE DEVELOPMENT AND MANAGEMENT COMPANY, THE ROUSE COMPANY, THROUGH ITS NUMEROUS AFFILIATES, OPERATES MORE THAN 200 PROPERTIES ENCOMPASSING RETAIL, OFFICE, RESEARCH AND DEVELOPMENT AND INDUSTRIAL SPACE IN 21 STATES. THE COMPANY IS ALSO THE DEVELOPER OF THE PLANNED COMMUNITIES OF COLUMBIA, MD., AND SUMMERLIN, JUST OUTSIDE OF LAS VEGAS.

     THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS, WHICH REFLECT THE COMPANIES' CURRENT VIEW WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL OR ANTICIPATED RESULTS. THE WORDS "BELIEVE", "EXPECT", "ANTICIPATE" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THEIR DATES. THE COMPANIES UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR A DISCUSSION OF CERTAIN FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL OR ANTICIPATED RESULTS, INCLUDING REAL ESTATE INVESTMENT RISKS, DEVELOPMENT RISKS AND CHANGES IN THE ECONOMIC CLIMATE, YOU ARE REFERRED TO VARIOUS HISTORICAL FILINGS BY SIMON PROPERTY GROUP, INC. AND THE ROUSE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FILINGS INCLUDE, BUT ARE NOT LIMITED TO FORM 10K AND FORM 10Q.

                                                               ATTACHMENT A

SUMMARY OF PROPERTIES ACQUIRED FROM RODAMCO NORTH AMERICA (RNA)
PROPERTIES TO BE ACQUIRED BY WESTFIELD AMERICA TRUST

                                     GLA Information
                        Ownership %       (000's)
                            to be     Total     Mall
Property Name/Location   Acquired(1) Center   Stores   Anchor Tenants

Brandon TownCenter           100%       980      361   Burdines,
Brandon, FL                                            Dillard's,
                                                       JCPenney, Sears

Century City Shopping Center  50%       794      437   Bloomingdale's,
Los Angeles, CA                                        Macy's

Citrus Park Town Center      100%     1,099      454   Burdines,
Tampa, FL                                              Dillard's,
                                                       JCPenney, Sears

Countryside Mall             100%     1,215      420   Burdines,
Clearwater, FL                                         Dillard's,
                                                       JCPenney, Sears

Fox Valley Center            100%     1,417      549   Carson Pirie Scott,
Aurora, IL                                             JCPenney,
                                                       Marshall Field's,
                                                       Sears

Franklin Park Mall            50%     1,071      316   Dillard's,
Toledo, OH                                             Jacobson's,
                                                       JCPenney,
                                                       Marshall Field's

Galleria at Roseville        100%     1,073      472   JCPenney, Macy's,
Roseville, CA                                          Nordstrom, Sears

Garden State Plaza(2)         50%     1,988      791   JCPenney, Lord &
Paramus, NJ                                            Taylor, Macy's,
                                                       Nordstrom, Neiman
                                                       Marcus

Great Northern Mall          100%       866      316   JCPenney,
North Olmsted, OH                                      Kaufmann's, Sears

Hawthorn Center              100%     1,233      504   Carson Pirie Scott,
Vernon Hills, IL                                       JCPenney,
                                                       Marshall Field's,
                                                       Sears

MainPlace                    100%     1,117      456   Robinsons-May
Santa Ana, CA                                          (2 stores), Macy's,
                                                        Nordstrom

Old Orchard Center           100%     1,788      648   Bloomingdale's,
Skokie, IL                                             Lord & Taylor,
                                                       Marshall Field's,
                                                       Nordstrom, Saks
                                                       Fifth Avenue

San Francisco Shopping Centre 50%       508      196   Nordstrom
San Francisco, CA

Valencia Town Center          25%       730      335   JCPenney,
Valencia, CA                                           Robinsons-May,
                                                       Sears


SUMMARY OF PROPERTIES ACQUIRED FROM RODAMCO NORTH AMERICA (RNA)
PROPERTIES TO BE ACQUIRED BY SIMON PROPERTY GROUP, INC.

                                     GLA Information
                        Ownership %       (000's)
                            to be     Total     Mall
Property Name/Location   Acquired(1) Center   Stores   Anchor Tenants

Copley Place                  31%     1,192      264   Neiman Marcus
Boston, MA

Coral Square Mall(2)          50%       946      298   Burdines
Coral Springs, FL                                      (2 stores),
                                                       Dillard's,
                                                       JCPenney, Sears

Florida Mall, The(2)          50%     1,637      589   Burdines,
Orlando, FL                                            Dillard's,
                                                       JCPenney,
                                                       Parisian,
                                                       Saks Fifth Avenue,
                                                       Sears

Galleria, The                 31%     1,763      842   Lord & Taylor,
Houston, TX                                            Macy's, Neiman
                                                       Marcus,
                                                       Saks Fifth Avenue

Mall at Chestnut Hill, The    50%       444      180   Bloomingdale's,
Newton, MA                                             Filene's

Maplewood Mall               100%       947      317   Marshall Field's,
Minneapolis, MN                                        Kohl's, Mervyn's,
                                                       Sears

Miami International Mall(2)    40%       974      290  Burdines
Miami, FL                                              (2 stores),
                                                       Dillard's,
                                                       JCPenney, Sears

Penn Square Mall             100%     1,075      385   Dillard's, Foley's,
Oklahoma City, OK                                      JCPenney

Pheasant Lane Mall           100%     1,011      306   Filene's, JCPenney,
Nashua, NH                                             Macy's, Sears,
                                                       Target

SouthPark Mall               100%     1,143      306   Belk, Dillard's,
Charlotte, NC                                          Hecht's, Sears

West Town Mall(2)             50%     1,335      457   Dillard's,
Knoxville, TN                                          JCPenney, Parisian,
                                                       Proffitt's, Sears

Wolfchase Galleria           100%     1,086      389   Dillard's,
Memphis, TN                                            Goldsmith's,
                                                       JCPenney, Sears

Woodland Hills Mall           50%     1,093      384   Dillard's, Foley's,
Tulsa, OK                                              JCPenney, Sears


SUMMARY OF PROPERTIES ACQUIRED FROM RODAMCO NORTH AMERICA (RNA)
PROPERTIES TO BE ACQUIRED BY THE ROUSE COMPANY

                                     GLA Information
                        Ownership %       (000's)
                            to be     Total     Mall
Property Name/Location   Acquired(1) Center   Stores   Anchor Tenants

Collin Creek(2)               70%     1,120      330   Dillard's, Foley's,
Plano, TX                                              JCPenney, Mervyn's,
                                                       Sears

Lakeside Mall                100%     1,477      516   Hudson's, Hudson's
Sterling Heights, MI                                   Men & Home,
                                                       JCPenney, Lord &
                                                       Taylor, Sears

North Star Mall              100%     1,251      435   Dillard's, Foley's,
San Antonio, TX                                        Macy's, Mervyn's,
                                                       Saks Fifth Avenue

Oakbrook Center               50%     2,267      842   Lord & Taylor,
Oakbrook, IL                                           Marshall Field's,
                                                       Neiman-Marcus,
                                                       Nordstrom, Saks
                                                       Fifth Avenue, Sears

Perimeter Mall(2)             50%     1,519      505   Macy's, Nordstrom,
Atlanta, GA                                            Rich's, Rich's
                                                       Furniture Store

Streets at Southpoint, The   100%     1,320      590   Belk, Hecht's,
Durham, NC                                             JCPenney,
                                                       Nordstrom, Sears

Water Tower Place             52%       820      310   Lord & Taylor,
Chicago, IL                                            Marshall Field's

Willowbrook(2)                62%     1,525      498   Lord & Taylor,
Wayne, NJ                                              Macy's, Sears,
                                                       Bloomingdale's

(1) EFFECTIVE OWNERSHIP INCLUDES CERTAIN MINORITY INTERESTS.
(2) PROPERTY IS IN AN EXISTING JOINT VENTURE WITH RNA.